EXHIBIT 10(k)

Contract No: 34150

Amendment No: 06

AMENDMENT

Date: Mar 09, 2000

"Transporter": ANR PIPELINE COMPANY

"Shipper": NORTH SHORE GAS COMPANY

Effective Apr 01, 2000, Shipper and Transporter have agreed to amend FSS Contract No. 34150 dated Sep 21, 1994 ("Agreement") as follows:

  Extend the term of this Agreement to March 31, 2003. An updated Contract Quantity Exhibit reflecting this change is attached.

  Revise Shipper's contract quantities (MSQ, BMDIQ, and BMDWQ) to reflect an MDWQ increase under this Agreement and to also incorporate Transporter's Use % (fuel matrix) revisions pursuant to Transporter's Annual Redetermination Filing effective April 1, 2000. An updated Contract Quantity Exhibit reflecting these changes is attached.
  Restate Article 8 - Further Agreement as follows:

8.A For the period April 1, 2000 through March 31, 2003, the rates for storage service up to the MSQ and MDWQ under this Agreement shall be a Deliverability Rate of $2.45 and a Capacity Rate of $0.4000. In addition, Shipper will be charged the Minimum Commodity Rate for injection and withdrawals and Transporter's Use ("Fuel") in accordance with Transporter's FERC Gas Tariff which is subject to change from time to time.

8.B If, for any reason, Transporter is prohibited from charging and/or collecting the revenues generated under this Agreement on the basis of the reservation and commodity rates set forth in Paragraph 8(A) above, then Transporter shall have the right to adjust (prospectively only) such reservation and/or commodity rates so as to enable Transporter to charge and collect the same level of revenues Transporter would have received as previously agreed between Transporter and Shipper.

8.C From time to time, dependent upon Transporter's Use percents, the MSQ under this Agreement and MDQ's under ETS Agreement Nos. 3200, 102498 and 104682, will be adjusted to allow Shipper to deliver and Store sufficient fuel quantities to effectuate a 50-day storage withdrawal quantity of 126,106 dth at the specified Delivery Points with no change in the total charges under these services.

All other terms and conditions of the Agreement shall remain in full force and effect.

NORTH SHORE GAS COMPANY
"Shipper"
By: /s/ William E. Morrow
Title: Executive Vice President
Date: July 13, 2000

ANR PIPELINE COMPANY
"Transporter"
By: /s/ John T. Donaldson, Jr.
Title: Vice President
Date: August 04, 2000

	Contract No:	34150
CONTRACT QUANTITY EXHIBIT	Rate Schedule:	FSS
To Agreement Between	Contract Date:	Sep 21, 1994
ANR PIPELINE COMPANY (Transporter)	Amendment Date:	Mar 09, 2000
AND NORTH SHORE GAS COMPANY (Shipper)

Note: BMDWQ and BMDIQ are stated without incorporating ratchets.
Effective Start:	Apr 01, 1999
Effective End:	Mar 31, 2000

Annual Service

Ratcheted Service

MDQ
(Dth)
Maximum Storage Quantity (MSQ)	6335550
Base Maximum Daily Withdrawal Quantity (BMDWQ)	126711
Base Maximum Daily Injection Quantity (BMDIQ)	36203
Cyclability	8996481

Ratchet				Ratchet	Ratchet
Thresholds
From		To		Levels	MDWQ/MDIQ

1275991	-	6379950	W1	MDWQ_1	127599
956994	-	1275990	W2	MDWQ_2	114839
637996	-	956993	W3	MDWQ_3	102079
318999	-	637995	W4	MDWQ_4	89319
0	-	318998	W5	MDWQ_5	76559
0	-	5741955	I1	MDIQ_1	36457
5741956	-	6379950	I2	MDIQ_2	29166

W=Withdrawal; I=Injection

	Contract No:	34150
CONTRACT QUANTITY EXHIBIT	Rate Schedule:	FSS
To Agreement Between	Contract Date:	Sep 21, 1994
ANR PIPELINE COMPANY (Transporter)	Amendment Date:	Mar 09, 2000
AND NORTH SHORE GAS COMPANY (Shipper)

Effective Start:	Apr 01, 2000
Effective End:	Mar 31, 2003

Annual Service

Ratcheted Service

MDQ
(Dth)
Maximum Storage Quantity (MSQ)	63799550
Base Maximum Daily Withdrawal Quantity (BMDWQ)	127599
Base Maximum Daily Injection Quantity (BMDIQ)	36457
Cyclability	9059529

Ratchet				Ratchet	Ratchet
Thresholds
From		To		Levels	MDWQ/MDIQ

1267111	-	6335550	W1	MDWQ_1	126711
950334	-	1267110	W2	MDWQ_2	114040
633556	-	950333	W3	MDWQ_3	101369
316779	-	633555	W4	MDWQ_4	88698
0	-	316778	W5	MDWQ_5	76027
0	-	5701995	I1	MDIQ_1	36203
5701996	-	6335550	I2	MDIQ_2	28962

W=Withdrawal; I=Injection